As filed with the Securities and Exchange Commission on August 27, 2010

1933 Act File No. 333-168219

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒
Pre-Effective Amendment No. ___  ☐
Post-Effective Amendment No. _1_  ☒

EATON VANCE INVESTMENT TRUST
(Exact name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant's Telephone Number)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

This Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 shall become effective immediately upon filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of Beneficial Interest of Eaton Vance National Limited Maturity Municipal Income Fund

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Pursuant to Rule 429, this Registration Statement relates to shares previously registered on Form N-1A (File No. 33-1121).

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents.

Cover Sheet

Part A -	Proxy Statement/Prospectus

Part B -	Statement of Additional Information

Part C -	Other Information

Signature Page

Exhibit Index

Exhibits

EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPAL INCOME FUND
Two International Place
Boston, Massachusetts 02110

August 31, 2010

Dear Shareholder:

     We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance California Limited Maturity Municipal Income Fund (“the CA Limited Fund”), a series of Eaton Vance Investment Trust (the “Trust”), on October 15, 2010 to consider a proposal to approve an Agreement and Plan of Reorganization to convert shares of the CA Limited Fund into corresponding shares of Eaton Vance National Limited Maturity Municipal Income Fund (the “National Limited Fund”), also a series of the Trust (the “Reorganization). The investment objective for each Fund is to provide a high level of current income exempt from regular federal income tax (and, in the case of the CA Limited Fund, from California state personal income taxes) and limited principal fluctuation. The investment policies of each Fund are substantially similar. The enclosed combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

     After consideration and recommendation by Eaton Vance Management, the Board of Trustees has determined that it is in the best interests of the CA Limited Fund if the CA Limited Fund is merged into the National Limited Fund. We believe that you would benefit from the Reorganization because you would become shareholders of a larger, more diversified fund with a lower expense ratio and higher yield and distribution rate.

     We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, the CA Limited Fund does need your vote. You can vote by mail or by telephone, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help the CA Limited Fund avoid the expense of additional mailings.

     If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. Eastern time. Your participation in this vote is extremely important.

Sincerely, /s/ Cynthia J. Clemson Cynthia J. Clemson President Eaton Vance Investment Trust

Your vote is important – please return your proxy card promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPAL INCOME FUND
Two International Place
Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 15, 2010

     A Special Meeting of Shareholders of Eaton Vance California Limited Maturity Municipal Income Fund (the “CA Limited Fund”) will be held at the principal office of the CA Limited Fund, Two International Place, Boston, Massachusetts 02110, on Friday, October 15, 2010 at 3:00 p.m. (Eastern time), for the following purposes:

1.

To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to convert shares of the CA Limited Fund into corresponding shares of Eaton Vance National Limited Maturity Municipal Income Fund (the “National Limited Fund”). The Plan provides for the transfer of all of the assets and liabilities of the CA Limited Fund to the National Limited Fund in exchange for corresponding shares of the National Limited Fund; and

2.	To consider and act upon any other matters which may properly come before the meeting and any adjourned or postponed session thereof.

     The meeting is called pursuant to the By-Laws of Eaton Vance Investment Trust (the “Trust”). The Board of Trustees of the Trust has fixed the close of business on ^August 19, 2010 as the record date for the determination of the shareholders of the CA Limited Fund entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Trustees, /s/ Maureen A. Gemma Maureen A. Gemma Secretary Eaton Vance Investment Trust

August 31, 2010
Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of the CA Limited Fund avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT/PROSPECTUS
Acquisition of the Assets of
EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPAL INCOME FUND
By And In Exchange For Shares of
EATON VANCE NATIONAL LIMITED MATURITY MUNICIPAL INCOME FUND

Two International Place
Boston, Massachusetts 02110

August 31, 2010

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of Eaton Vance California Limited Maturity Municipal Income Fund (the “CA Limited Fund”), a series of Eaton Vance Investment Trust, a Massachusetts business trust registered as an open-end management investment company (the “Trust”) to be held on October 15, 2010 at 3:00 p.m., Eastern time, at Two International Place, Boston, Massachusetts 02110. This document is both the Proxy Statement of the CA Limited Fund and a Prospectus of Eaton Vance National Limited Maturity Municipal Income Fund (the “National Limited Fund”), also a series of the Trust. The CA Limited Fund and the National Limited Fund hereinafter are sometimes referred to as a “Fund” or collectively as the “Funds”. A proxy card is enclosed with the foregoing Notice of a Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone. The proxy is solicited on behalf of the Board of Trustees of the Trust (the “Board” or “Trustees”).

This Proxy Statement/Prospectus relates to the proposed reorganization of each class of shares of the CA Limited Fund into a corresponding class of shares of the National Limited Fund (the “Reorganization”). The Form of Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A and provides for the transfer of all of the assets and liabilities of the CA Limited Fund to the National Limited Fund in exchange for shares of the National Limited Fund. Following the transfer, National Limited Fund shares will be distributed to shareholders of the CA Limited Fund and the CA Limited Fund will be terminated. As a result, each shareholder of the CA Limited Fund will receive National Limited Fund shares equal to the value of such shareholder’s CA Limited Fund shares, calculated as of the close of regular trading on the New York Stock Exchange on the Closing date (as defined herein).

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it, prior to exercise by a signed writing filed with the Fund’s proxy tabulator, D.F. King, 48 Wall Street, New York, NY 10005, or by executing and delivering a later dated proxy, or by attending the Special Meeting and voting the shares in person. Proxies voted by telephone may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about August 31, 2010. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on August 19, 2010 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the Record Date will be entitled to one vote for each share of the CA Limited Fund held. The number of shares of beneficial interest of each class of each Fund outstanding and the persons who held of record more than five percent of the outstanding shares of each Fund as of the Record Date, along with such information for the combined fund as if the Reorganization was consummated on the Record Date, are set forth in Appendix C.

This Proxy Statement/Prospectus sets forth concisely the information that you should know when considering the Reorganization. You should read and retain this Proxy Statement/Prospectus for future reference. This Proxy Statement/Prospectus is accompanied by the Prospectus of the National Limited Fund dated August 1, 2010 (the “National Limited Fund Prospectus”), which is incorporated by reference herein. A Statement of Additional Information dated August 31, 2010 that relates to this Proxy Statement/Prospectus and contains additional information about the National Limited Fund and the Reorganization is on file with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus.

The Prospectus (the “CA Limited Fund Prospectus”) and the Statement of Additional Information (the “CA Limited Fund SAI”) of the CA Limited Fund, each dated August 1, 2010, and the Statement of Additional Information of the National Limited Fund dated August 1, 2010 (the “National Limited Fund SAI”) are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

The Annual Reports to Shareholders for CA Limited Fund and National Limited Fund, each dated March 31, 2010, have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. Eastern time.

Copies of each of the documents incorporated by reference referred to above are available upon oral or written request and without charge. To obtain a copy, write to the Funds, c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator – Mutual Fund Operations, or call 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. Eastern time. The foregoing documents may be obtained on the Internet at www.eatonvance.com. In addition, the SEC maintains a website at www.sec.gov that contains the documents described above, material incorporated by reference, and other information about the CA Limited Fund and the National Limited Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus, the Plan and the other documents referred to herein.

Proposed Transaction. The Trustees of the Trust have approved the Plan, which provides for the transfer of all of the assets of the CA Limited Fund to the National Limited Fund in exchange for the issuance of National Limited Fund shares and the assumption of all of the CA Limited Fund’s liabilities by the National Limited Fund at a closing to be held as soon as practicable following approval of the Reorganization by shareholders of the CA Limited Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”). The Plan is attached hereto as Appendix A. The value of each shareholder’s account with the corresponding class of the National Limited Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with the CA Limited Fund immediately prior to the Reorganization. Following the transfer, National Limited Fund shares will be distributed to shareholders of the CA Limited Fund and the CA Limited Fund will be terminated. As a result of the Reorganization, each shareholder of the CA Limited Fund will receive full and fractional National Limited Fund shares equal in value at the close of regular trading on the New York Stock Exchange on the Closing date to the value of such shareholder’s shares of the CA Limited Fund. At or prior to the Closing, the CA Limited Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, its net tax-exempt interest income, and all of its net capital gains, if any, realized for the taxable year ending at the Closing. The Trustees, including the Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), have determined that the interests of existing shareholders of CA Limited Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of the CA Limited Fund. The Trustees (including the Independent Trustees) have also approved the Plan on behalf of the National Limited Fund.

Background for the Proposed Transaction. The Board of Trustees of the Trust considered a number of factors, including the proposed terms of the Reorganization. The Trustees considered that, among other things, combining the Funds will reduce the expense ratio for the CA Limited Fund’s shareholders, the Reorganization would be tax-free for federal income tax purposes, and that management believes CA Limited Fund’s shareholders will receive higher yields and distribution rates as shareholders of the National Limited Fund. Moreover, the Trustees considered that shareholders of CA Limited Fund would benefit from a larger fund with increased investment opportunities and flexibility by consolidating two funds with similar investment objectives and policies.

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the CA Limited Fund and has recommended that the CA Limited Fund’s shareholders vote FOR the Reorganization.

Objectives, Restrictions and Policies. The CA Limited Fund and National Limited Fund have substantially similar investment objectives and policies, with the exception of the CA Limited Fund’s policies to avoid California state income taxes. There are no material differences between the Funds’ fundamental and non-fundamental investment restrictions other than those related to diversification. While the National Limited Fund is a diversified fund and has an investment restriction to that effect, CA Limited Fund is a non-diversified fund.

Fund Fees, Expenses and Services. National Limited Fund (total net assets of approximately $669.4 million as of April 30, 2010) is significantly larger than CA Limited Fund (total net assets of approximately $26.5 million as of April 30, 2010). As described below, National Limited Fund has a lower total expense ratio than CA Limited Fund. As the result of the Reorganization, the CA Limited Fund’s shareholders are expected to benefit from the National Limited Fund’s lower expense ratio.

National Limited Fund offers classes of shares that correspond with the outstanding classes of shares of the CA Limited Fund. As a result of the Reorganization, shareholders of each class of shares of CA Limited Fund would receive shares of the corresponding class of the National Limited Fund. The privileges and services associated with the corresponding share classes of each Fund are identical. See “Distribution Arrangements” for details on the distribution and service fees. Class B shares of each Fund have a conversion feature, whereby they convert to the lower cost Class A shares four years after their initial purchase. National Limited Fund also offers Class I shares, which will not be involved in the Reorganization.

Distribution Arrangements. Shares of each Fund are sold on a continuous basis by Eaton Vance Distributors, Inc. (“EVD”), the Funds’ principal underwriter. Class A shares of each Fund are sold at net asset value per share plus a sales charge; Class B and Class C shares of each Fund are sold at net asset value subject to a contingent deferred sales charge (“CDSC”). The distribution and service fees and sales charges associated with the classes of National Limited Fund are identical to their corresponding classes of CA Limited Fund. As a result of the Reorganization, shareholders of each class of shares of CA Limited Fund would receive shares of the corresponding class of the National Limited Fund.

Redemption Procedures and Exchange Privileges. The CA Limited Fund and the National Limited Fund offer the same redemption features pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guarantees. The respective classes of each Fund have the same exchange privileges.

Tax Consequences. The CA Limited Fund expects to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, the CA Limited Fund’s shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Limited Fund in liquidation of their interests in CA Limited Fund. Their tax basis in National Limited Fund shares received in the Reorganization will be the same as their tax basis in the CA Limited Fund shares, and the tax holding period will be the same.

FUND EXPENSES

Expenses shown are those for the year ended April 30, 2010 and on a pro forma basis giving effect to the Reorganization as of such date.

Fund Fees and Expenses

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (Load) (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of
net asset value at time of purchase or redemption)	None	3.00%	1.00%
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Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

		Distribution and		Total Annual
	Management	Service (12b-1)	Other	Fund Operating
	Fees	Fees	Expenses(1)	Expenses

CA Limited Fund
Class A	0.45%	0.15%	0.43%	1.03%
Class B	0.45%	0.90%	0.43%	1.78%
Class C	0.45%	0.90%	0.43%	1.78%

National Limited Fund
Class A	0.44%	0.15%	0.13%	0.72%
Class B	0.44%	0.90%	0.13%	1.47%
Class C	0.44%	0.90%	0.13%	1.47%

Pro Forma Combined Fund
Class A	0.44%	0.15%	0.13%	0.72%
Class B	0.44%	0.90%	0.13%	1.47%
Class C	0.44%	0.90%	0.13%	1.47%

(1)

“Other Expenses” includes interest expense of 0.01% for National Limited Fund and 0.01% for Pro Forma Combined Fund relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense.

Example. This Example is intended to help you compare the cost of investing in the Pro Forma Combined Fund after the Reorganization with the cost of investing in the Funds without the Reorganization. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same as stated in the Fund Fees and Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption			Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

CA Limited Fund
Class A shares	$328	$545	$781	$1,456	$328	$545	$781	$1,456
Class B shares	$481	$760	$878	$1,549	$181	$560	$878	$1,549
Class C shares	$281	$560	$964	$2,095	$181	$560	$964	$2,095
National Limited Fund
Class A shares	$297	$450	$617	$1,099	$297	$450	$617	$1,099
Class B shares	$450	$665	$715	$1,195	$150	$465	$715	$1,195
Class C shares	$250	$465	$803	$1,757	$150	$465	$803	$1,757
Pro Forma Combined Fund
Class A shares	$297	$450	$617	$1,099	$297	$450	$617	$1,099
Class B shares	$450	$665	$715	$1,195	$150	$465	$715	$1,195
Class C shares	$250	$465	$803	$1,757	$150	$465	$803	$1,757

REASONS FOR THE REORGANIZATION

The Reorganization was proposed to the Board of Trustees of the Trust by Eaton Vance Management (“EVM” or “Eaton Vance”) in response to inquiries from the Trustees with respect to the expense levels and the small size of the CA Limited Fund. In reaching the decision to recommend that the shareholders of the CA Limited Fund vote to approve the Reorganization, the Trustees considered a number of factors, including factors identified by EVM in connection with its recommendation that the Trustees approve the Reorganization. The Trustees, including the Independent Trustees, determined that the Reorganization would be in the best interests of the CA Limited Fund and that the interests of existing shareholders would not be diluted as a consequence thereof. The factors considered by the Trustees include^ the following:

• Changes in Objectives, Restrictions and Policies. With exception of policies to avoid particular state income taxes, the CA Limited Fund and National Limited Fund have substantially similar investment objectives, policies and restrictions. One distinction in their investment policies is that the
CA Limited Fund is required to invest at least 75% of its net assets in investment grade obligations, while National Limited Fund is required to invest at least 65% of its net assets in investment grade obligations. As of March 31, 2010, however, National Limited Fund had^ over 90% of its net assets invested in investment grade obligations. Investment grade obligations are those rated BBB or higher by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or Baa or higher by Moody’s
Investors Service, Inc. (“Moody’s”).

While the Funds have identical policies with respect to the maturity of the obligations they will acquire, the National Limited Fund historically has had longer average durations and longer average maturities than the CA Limited Fund. Also, because of its much larger size than CA Limited Fund, the
National Limited Fund has had more opportunities to invest in residual interest bond investments than the CA Limited Fund. For these reasons, the National Limited Fund may have a slightly higher risk profile than the CA Limited Fund.

As a fundamental investment restriction, the National Limited Fund is a diversified fund, while the CA
Limited Fund is a non-diversified fund. The National Limited Fund is broadly diversified with minimal concentration risk. In contrast, CA Limited Fund’s portfolio is highly concentrated in obligations issued by California issuers. The Reorganization would substantially reduce the CA Limited Fund’s shareholders’ exposure to issuers in California.

• Effect on Fund Fees, Expenses and Services. The National Limited Fund is significantly larger than the CA Limited Fund. As described above, the National Limited Fund has a lower effective advisory fee and a lower total expense ratio than the CA Limited Fund. As a result of the
Reorganization, the CA Limited Fund shareholders are expected to benefit from the National Limited
Fund’s lower expense ratio.

If the Reorganization is consummated, EVM estimates the CA Limited Fund will realize a significant reduction in other expenses. On a pro forma basis assuming the consummation of the
Reorganization on April 30, 2010, the total fund expenses payable by former CA Limited Fund shareholders would decrease by approximately 31 basis points (or 0.31%) for Class A, Class B and
Class C shareholders after the Reorganization.
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• Tax Consequences. The CA Limited Fund expects to receive an opinion of counsel that the
Reorganization will be tax-free for federal income tax purposes. As such, the CA Limited Fund shareholders will not recognize a taxable gain or loss on the receipt of shares of the National Limited
Fund in liquidation of their interests in the CA Limited Fund. Their tax basis in National Limited Fund shares received in the Reorganization will be the same as their tax basis in the CA Limited Fund shares, and the tax holding period will be the same. National Limited Fund’s tax basis for the assets received in the Reorganization will be the same as the CA Limited Fund’s basis immediately before the Reorganization, and National Limited Fund’s tax holding period for those assets will include CA

  Limited Fund’s holding period. Shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. For more information, see “Information About the Reorganization – Federal Income Tax Consequences.”

  Relative Performance. National Limited Fund outperformed CA Limited Fund on a total return basis for the one-year, three-year, five-year and ten-year periods ended April 30, 2010. As of ^April 30, 2010, the yields and distribution rate of the National Limited Fund were higher than the CA Limited Fund.

	CA Limited Fund	National Limited Fund

30-day yield	2.66%	3.17%
Tax-equivalent yield(1)	4.58%	4.88%
Distribution rate	3.57%	3.90%

(1) Tax-equivalent yield is adjusted for both state and federal income taxes in the case of the CA Limited Fund. National Limited Fund tax-equivalent yields are adjusted for federal income tax only.

  No Dilution. After the Reorganization, each former shareholder of the CA Limited Fund will own shares of National Limited Fund equal to the aggregate value of his or her shares of the CA Limited Fund immediately prior to the Reorganization. Because shares of National Limited Fund will be issued at the per share net asset value of the Fund in exchange for the assets of the CA Limited Fund, that, net of the liabilities of the CA Limited Fund assumed by National Limited Fund, will equal the aggregate value of those shares, the net asset value per share of National Limited Fund will be unchanged. Thus, the Reorganization will not result in any dilution to shareholders.

  Terms of the Plan. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization, to be borne by the CA Limited Fund.

  Impact on EVM. EVM and its affiliates, including ^Boston Management and Research (“BMR”), the Funds’ investment adviser, and EVD, will continue to collect advisory and distribution and service fees on CA Limited Fund’s assets acquired by the National Limited Fund pursuant to the Reorganization. In the case of advisory fees, ^BMR would collect fees on the CA Limited Fund’s assets at the incremental advisory fee rate (0.44% annually) applicable to the National Limited Fund, assuming the Reorganization occurred on April 30, 2010. At asset levels as of that date, the Reorganization would result in approximately $6,800 in decreased fee revenue annually to ^BMR.

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the CA Limited Fund and recommends that the CA Limited Fund’s shareholders vote FOR the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

At a meeting held on August 9, 2010, the Board of Trustees of the Trust approved the Plan in the form set forth as Appendix A to this Proxy Statement/Prospectus. The summary of the Plan is not intended to be a complete statement of all material features of the Plan and is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

Agreement and Plan of Reorganization. The Plan provides that, at the Closing, the Trust shall transfer all of the assets of the CA Limited Fund and assign all liabilities to National Limited Fund, and National Limited Fund shall acquire such assets and shall assume such liabilities upon delivery by National Limited Fund to the CA Limited Fund on the Closing date of Class A, Class B and Class C National Limited Fund shares (including, if applicable, fractional shares). The value of Class A, Class B and Class C shares issued to the CA Limited Fund by National Limited Fund will be the same as the value of Class A, Class B and Class C shares that the CA Limited Fund has outstanding at the close of business on the Closing date. The National Limited Fund shares received by the CA Limited Fund will be distributed to the CA Limited Fund’s shareholders, and the CA Limited Fund shareholders will receive shares of the corresponding class of the National Limited Fund equal in value to those of the CA Limited Fund held by the shareholder.

National Limited Fund will assume all liabilities, expenses, costs, charges and reserves of the CA Limited Fund on the Closing date. At or prior to the Closing, the CA Limited Fund shall declare a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the CA Limited Fund’s shareholders all of the CA Limited Fund’s investment company taxable income, net tax-exempt interest income, and net capital gain, if any, realized (after reduction for any available capital loss carry-forwards) in all taxable years ending at or prior to the Closing.

At, or as soon as practicable after the Closing, the CA Limited Fund shall liquidate and distribute pro rata to its shareholders of record as of the close of trading on the New York Stock Exchange on the Closing date the full and fractional National Limited Fund Class A, Class B and Class C shares equal in value to the CA Limited Fund’s shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of National Limited Fund in the name of each shareholder of the CA Limited Fund, representing the respective pro rata number of full and fractional National Limited Fund Class A, Class B and Class C shares due such shareholder. All of National Limited Fund’s future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of National Limited Fund at the price in effect as described in the National Limited Fund’s current prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Fund’s transfer agent.

The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of the CA Limited Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before December 31, 2010. The Plan may be amended by written agreement of its parties without approval of shareholders and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of National Limited Fund shares to be issued to the CA Limited Fund’s shareholders to the detriment of such shareholders without their further approval.

Costs of the Reorganization. The CA Limited Fund will bear the costs of the Reorganization, including legal, printing, mailing and solicitation costs. The costs of the Reorganization are estimated at approximately $10,000.

Description of National Limited Fund Shares. Full and fractional Class A, Class B and Class C shares of National Limited Fund will be distributed to the CA Limited Fund’s shareholders in accordance with the procedures under the Plan as described above. Each National Limited Fund share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Trustees may grant in their discretion.

Federal Income Tax Consequences. It is expected that the Reorganization will qualify as a tax-free transaction under Section 368(a) of the Internal Revenue Code, which is expected to be confirmed by the legal opinion of K&L Gates LLP at the Closing. Accordingly, shareholders of the CA Limited Fund will not recognize any capital gain or loss and the CA Limited Fund’s assets and capital loss carry-forwards should be transferred to National Limited Fund without recognition of gain or loss.

It is possible, however, that the Reorganization may fail to satisfy all of the requirements necessary for tax-free treatment, in which event the transaction will nevertheless proceed on a taxable basis. In this event, the Reorganization will result in the recognition of gain or loss to the CA Limited Fund’s shareholders depending upon their tax basis (generally, the original purchase price) for their CA Limited Fund shares, which includes the amounts paid for shares issued in reinvested distributions, and the net asset value of shares of National Limited Fund received in the Reorganization. Shareholders of the CA Limited Fund would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of National Limited Fund (equal to their initial value) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisors as to state and local tax consequences, if any.

Capitalization. The following table (which is unaudited) sets forth the capitalization of CA Limited Fund and National Limited Fund as of April 30, 2010, and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of the CA Limited Fund at net asset value.

	Net Assets	Net Asset Value per Share	Shares Outstanding
CA Limited Fund
Class A	$23,932,671	$10.01	2,390,353
Adjustments*	(9,013)
Class B	272,804	$9.98	27,328
Adjustments*	(103)
Class C	2,349,329	$9.68	242,678
Adjustments*	(884)
Total before adjustments	$26,554,804
Adjustments*	(10,000)
Total	$26,544,804		2,660,359

National Limited Fund
Class A	$407,906,866	$10.07	40,517,933
Class B	5,929,691	$10.07	588,690
Class C	145,301,857	$9.44	15,386,023
Class I	110,212,944	$10.07	10,947,148
Total	$669,351,358		67,439,794

Pro Forma Combined After Reorganization
Class A	$431,830,524	$10.07	42,893,669
Class B	6,202,392	$10.07	615,771
Class C	147,650,302	$9.44	15,634,799
Class I	110,212,944	$10.07	10,947,148
Total	$695,896,162		70,091,387

*	The CA Limited Fund will bear the expenses of the Reorganization including those as described in “How Will Proxies be Solicited and Tabulated?” below.

Performance Information. The following bar charts and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar charts are for Class B shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results.

CA Limited Fund

During the ten years ended December 31, 2009, the highest quarterly total return for Class B was 6.40% for the quarter ended September 30, 2009, and the lowest quarterly return was –6.43% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to June 30, 2010) was 2.18%. For the 30 days ended March 31, 2010, the SEC yield and SEC tax-equivalent yield (assuming a combined state and federal income tax rate of 41.86%) for Class A shares were 2.66% and 4.58%, respectively, for Class B shares were 1.97% and 3.39%, respectively, and for Class C shares were 1.98% and 3.41%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

National Limited Fund

During the ten years ended December 31, 2009, the highest quarterly total return for Class B was 7.58% for the quarter ended September 30, 2009, and the lowest quarterly return was –5.12% for the quarter ended December 31, 2008. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2009 to June 30, 2010) was 1.89%. For the 30 days ended March 31, 2010, the SEC yield and SEC tax-equivalent yield (assuming a federal income tax rate of 35.0%) for Class A shares were 3.06% and 4.70%, respectively, for Class B shares were 2.37% and 3.65%, respectively, and for Class C shares were 2.38% and 3.66%, respectively. A lower tax rate would result in lower tax-equivalent yields. For current yield information call 1-800-262-1122.

CA Limited Fund Average Annual Total Return as of December 31, 2009
		Investment Period

	One Year	Five Years	Ten Years
Class A Return Before Taxes	13.46%	2.26%	4.12%
Class B Return Before Taxes	12.20%	1.97%	3.56%
Class B Return After Taxes on Distributions	12.19%	1.97%	3.55%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	9.14%	2.12%	3.52%
Class C Return Before Taxes*	14.21%	1.96%	3.56%
Barclays Capital 7 Year Municipal Bond Index (reflects no deduction for
fees, expenses or taxes)	7.61%	4.58%	5.59%

*

The Class C performance shown above for the period prior to March 23, 2005 (commencement of operations) is the performance of Class B shares adjusted for the sales charge that applies to Class C shares but without adjustment for any other differences in the expenses of the classes.

National Limited Fund Average Annual Total Return as of December 31, 2009
		Investment Period

	One Year	Five Years	Ten Years
Class A Return Before Taxes	15.32%	2.90%	4.45%
Class B Return Before Taxes	14.06%	2.58%	3.89%
Class B Return After Taxes on Distributions	14.06%	2.57%	3.88%
Class B Return After Taxes on Distributions and the Sale of Class B Shares	10.43%	2.66%	3.86%
Class C Return Before Taxes	16.09%	2.59%	3.90%
Barclays Capital 7 Year Municipal Bond Index (reflects no deduction for
fees, expenses or taxes)	7.61%	4.58%	5.59%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable CDSC for Class B and Class C. Investors cannot invest directly in an Index. (Source for Barclays Capital 7-Year Municipal Bond Index is Lipper, Inc.)

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class B shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management’s Discussion of Fund Performance. The total returns of National Limited Fund and the factors that materially affected its performance during the most recent fiscal year are contained in its Annual Report dated March 31, 2010, which is incorporated by reference into this Proxy Statement/Prospectus and relevant portions of which are attached hereto as Appendix B.

The performance of CA Limited Fund is described under the caption “Performance Information” and “Portfolio Composition” in the Annual Report of CA Limited Fund for the year ended March 31, 2010, which was previously mailed to CA Limited Fund shareholders and is incorporated by reference into this Proxy Statement/Prospectus.

HOW DO THE BUSINESS, INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND POLICIES OF THE CA LIMITED FUND COMPARE TO THAT OF THE NATIONAL LIMITED FUND?

Below is a summary comparing the business, investment objectives, principal investment strategies and policies of the CA Limited Fund and the National Limited Fund. Each Fund’s current prospectus contains a detailed discussion of each Fund’s respective investment strategies and other investment policies.

	CA Limited Fund	National Limited Fund

Business	A non-diversified series of the Trust.	A diversified series of the Trust.

Investment	Seeks to provide a high level of current	Seeks to provide a high level of current
Objective	income exempt from regular federal	income exempt from regular federal
	income tax and California state personal	income tax and limited principal
	income taxes, and limited principal	fluctuation.
fluctuation.

80%	Under normal market circumstances,	Under normal market circumstances,
Investment	invests at least 80% of its net assets in	invests at least 80% of its net assets in
Policy	municipal obligations, the interest on which	municipal obligations, the interest on
	is exempt from regular federal income tax	which is exempt from regular federal
	and from California state personal income	income tax.
taxes.

Investment	Primarily invests in investment grade municipal obligations (those rated BBB or Baa or
Policies	higher), but may also invest in lower rated obligations. Will not invest more than 10% of net assets in obligations rated below B. The Fund invests in obligations to seek to maintain a dollar-weighted average portfolio duration of between three and nine years.
Investment	At least 75% of net assets normally will be	At least 65% of net assets normally will be
Grade	invested in municipal obligations rated at	invested in municipal obligations rated at
Securities	least investment grade at the time of	least investment grade at the time of
	investment.	investment.

Concentration	May concentrate 25% or more of its total assets in certain types of municipal obligations
(such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities).

Borrowing	Authorized to borrow in accordance with applicable regulations up to one-third of total assets (including borrowings), but currently intends to borrow only for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions). The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

Buy/Sell	Portfolio manager purchases and sells securities to maintain a competitive yield and to
Strategy	enhance return based upon the relative value of securities in the marketplace. Portfolio manager may also trade securities to minimize taxable capital gains to shareholders.
Portfolio manager attempts to limit principal fluctuation by investing to limit overall portfolio duration.

	CA Limited Fund	National Limited Fund

Derivative	May purchase derivative instruments, which derive their value from another instrument,
Instruments	security or index. May purchase and sell various kinds of financial futures contracts and options thereon to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. May also enter into interest rate swaps, forward rate contracts and credit derivatives, which may include credit default swaps, total return swaps or credit options, as well as purchase an instrument that has greater or lesser credit risk than the municipal bonds underlying the instrument.

Residual	The Fund may invest in residual interests of a trust (the “trust”) that holds municipal
Interest Bonds	securities (“residual interest bonds”). The trust will also issue floating rate notes to third parties that may be senior to the Fund’s residual interest bonds. The Fund receives interest payments on residual interest bonds that bear an inverse relationship to the interest rate paid on the floating rate notes. As required by applicable accounting standards, interest paid by the trust to the floating rate note holders may be reflected as income in a Fund’s financial statements with an offsetting expense for the interest paid by the trust to the floating rate note holders.

Illiquid	May not invest more than 15% of its net assets in illiquid securities.
Securities

Investment	Boston Management and Research (“BMR”), a subsidiary of Eaton Vance, with offices
Adviser	at Two International Place, Boston, MA 02110

Administrator	Eaton Vance

Portfolio	Cynthia J. Clemson	William H. Ahern, Jr.
Manager	* Vice President, Eaton Vance and BMR	* Vice President, Eaton Vance and BMR
	* Portfolio manager since 1992	* Portfolio manager since 1997

Distributor	Eaton Vance Distributors, Inc.

PRINCIPAL RISK FACTORS

Generally. As discussed above, the Funds have substantially similar investment objectives and policies and, as such, are subject to substantially similar types of risks. See “Investment Objectives & Principal Policies and Risks” in the National Limited Fund Prospectus for a description of the principal risks of investing in the Funds.

Principal Differences between the CA Limited Fund and the National Limited Fund. Although the CA Limited Fund and the National Limited Fund have identical policies with respect to the maturity of the obligations they will acquire, the National Limited Fund historically has had a longer average duration and longer average maturity than the CA Limited Fund. Also, because of its much larger size than CA Limited Fund, the National Limited Fund has had more opportunities to invest in residual interest bonds than CA Limited Fund. For these reasons, the National Limited Fund may have a higher risk profile than the CA Limited Fund.

The duration of a municipal obligation measures the sensitivity of its price to interest rate movements, and obligations with longer maturities are more sensitive to changes in interest rates than short-term obligations. A fund with a longer average duration and maturity may carry more risk and have higher price volatility than a fund with lower average duration and maturity. Residual interest bonds expose the Fund to leverage and greater risk than an investment in a fixed-rate municipal bond. The interest payments received on residual interest bonds acquired in such transactions vary inversely with short-term interest rates, normally decreasing when rates increase. The value and market for residual interest bonds are volatile and such bonds may have limited liquidity.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

General. CA Limited Fund and National Limited Fund are each a separate series of the Trust, a Massachusetts business trust governed by an Amended and Restated Declaration of Trust dated January 11, 1993, as amended from time to time, and by applicable Massachusetts law.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust, including its other series. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and other series of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. Indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable by virtue of his or her status as such for the obligations of the Trust is provided for in the Declaration of Trust and By-Laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meet their respective obligations.

Copies of the Declaration of Trust may be obtained from the Trust upon written request at its principal office or from the Secretary of the Commonwealth of Massachusetts.

INFORMATION ABOUT THE FUNDS

Information about National Limited Fund is included in the current National Limited Fund Prospectus, a copy of which is included herewith and incorporated by reference herein. Additional information about National Limited Fund is included in the National Limited Fund SAI, which has been filed with the SEC and is incorporated by reference herein. Information concerning the operation and management of the CA Limited Fund is incorporated herein by reference from the CA Limited Fund Prospectus and CA Limited Fund SAI. Copies may be obtained without charge on Eaton Vance’s website at www.eatonvance.com, by writing Eaton Vance Distributors, Inc., Two International Place, Boston, MA 02110 or by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. Eastern time.

You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

The Trust, on behalf of each Fund, is currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files proxy material, reports and other information with the SEC. These reports can be inspected and copied at the SEC’s public reference section, 100 F Street NE, Washington, DC 20549-0102, as well as at the following regional offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, NY 10281-1022; and Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

Householding: One Proxy Statement/Prospectus may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement/Prospectus by calling 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. Eastern time or writing to Eaton Vance Management, ATTN: Proxy Coordinator – Mutual Fund Operations, Two International Place, Boston, MA 02110.

VOTING INFORMATION

What is the Vote Required to Approve the Proposal?

The affirmative vote of the holders of a majority of CA Limited Fund’s outstanding shares, as defined in the 1940 Act, is required to approve the Plan. Such “majority” vote is the vote of the holders of the lesser of (a) 67% or more of the shares of CA Limited Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of CA Limited Fund. Class A, Class B and Class C shareholders of CA Limited Fund will vote together as a single group. Approval of the Plan by CA Limited Fund shareholders is a condition of the consummation of the Reorganization.

How Do I Vote in Person?

If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Fund at 1-800-262-1122 Monday through Friday, 8:00 a.m. to 6:00 p.m. Eastern time if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

How Do I Vote By Proxy?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal and in accordance with management’s recommendation on other matters.

If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the CA Limited Fund before the Special Meeting that you have revoked your proxy; such notice must be in writing and sent to the Secretary of the CA Limited Fund at the address set forth on the cover page of this Proxy Statement/Prospectus. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

How Will Proxies be Solicited and Tabulated?

The expense of preparing, printing and mailing this Proxy Statement/Prospectus and enclosures and the costs of soliciting proxies on behalf of the CA Limited Fund’s Board of Trustees will be borne by the CA Limited Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of the CA Limited Fund, by personnel of Eaton Vance, by the CA Limited Fund’s transfer agent, BNY Mellon Asset Servicing, by broker-dealer firms or by a professional solicitation organization. The CA Limited Fund has retained D.F. King, to assist in the solicitation of proxies, for which the CA Limited Fund will pay an estimated fee of approximately $8,000, including out-of-pocket expenses. Estimated costs assume a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs would be higher. The expenses connected with the solicitation of this proxy and with any further proxies which may be solicited by the CA Limited Fund’s officers, by Eaton Vance personnel, by the transfer agent, by broker-dealer firms or by D.F. King, in person, or by telephone, by telegraph, by facsimile or other electronic means, will be borne by the CA Limited Fund. A written proxy may be delivered to the CA Limited Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. The

CA Limited Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs of the Reorganization are approximately $10,000.

Shareholders also may choose to give their proxy votes by telephone rather than return their proxy cards. Please see the proxy card for details. The CA Limited Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the CA Limited Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or a telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the CA Limited Fund, by the execution of a later-dated proxy card, by the CA Limited Fund’s receipt of a subsequent valid telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted FOR the matters specified on the proxy card. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the CA Limited Fund in obtaining a quorum, but may have the effect of a “No” vote on the proposal.

How is a Quorum Determined and What Happens if There is an Adjournment?

What constitutes a quorum for purposes of conducting a valid shareholder meeting, such as the Special Meeting, is set forth in the Trust’s By-Laws. Under the By-Laws of the Trust, the presence, in person or by proxy, of a majority of the outstanding shares is necessary to establish a quorum.

If a quorum is not present at the Special Meeting, the persons named as proxies in the enclosed proxy card may propose to adjourn the meeting to permit further solicitation of proxies in favor of the proposal. A meeting, including the Special Meeting, may be adjourned one or more times. Each such adjournment requires the affirmative vote of the holders of a majority of CA Limited Fund’s shares that are present at the meeting, in person or by proxy. The persons named as proxies will vote in favor of or against, or will abstain with respect to, adjournment in the same proportions they are authorized to vote for or against, or to abstain with respect to, the proposal.

THE TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND

APPROVAL OF THE PLAN OF REORGANIZATION.

DISSENTERS RIGHTS

Neither the Declaration of Trust nor Massachusetts law grants the shareholders of the CA Limited Fund any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares (subject to any applicable contingent deferred sales charges) is not affected by the proposed Reorganization.

NATIONAL LIMITED FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the National Limited Fund’s financial performance for the period(s) indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and the National Limited Fund’s financial statements are incorporated herein by reference and included in the National Limited Fund’s annual report, which is available upon request.

			Year Ended March 31,
		2010			2009
	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value – Beginning of year	$9.200	$9.200	$8.630	$9.930	$9.940	$9.310

Income (Loss) From Operations
Net investment income(1)	$0.398	$0.324	$0.303	$0.394	$0.322	$0.302
Net realized and unrealized gain (loss)	0.804	0.815	0.756	(0.733)	(0.745)	(0.685)
Total income (loss) from operations	$1.202	$1.139	$1.059	$(0.339)	$(0.423)	$(0.383)

Less Distributions
From net investment income	$(0.392)	$(0.319)	$(0.299)	$(0.391)	$(0.317)	$(0.297)
Total distributions	$(0.392)	$(0.319)	$(0.299)	$(0.391)	$(0.317)	$(0.297)
Net asset value – End of year	$10.010	$10.020	$9.390	$9.200	$9.200	$8.630
Total Return(2)	13.22%	12.50%	12.39%	(3.50)%	(4.34)%	(4.20)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$410,009	$6,157	$143,883	$500,869	$6,130	$104,893
Ratios (As a percentage of average daily
net assets):
Expenses excluding interest and fees	0.71%	1.46%	1.46%	0.72%	1.47%	1.47%
Interest and fee expense(3)	0.01%	0.01%	0.01%	0.02%	0.02%	0.02%
Total expenses before custodian fee	0.72%	1.47%	1.47%	0.74%	1.49%	1.49%
reduction
Expenses after custodian fee reduction
excluding interest and fees	0.71%	1.46%	1.46%	0.71%	1.46%	1.46%
Net investment income	4.05%	3.29%	3.28%	4.12%	3.37%	3.38%
Portfolio Turnover	14%	14%	14%	33%	33%	33%

NATIONAL LIMITED FUND FINANCIAL HIGHLIGHTS (continued)

			Year Ended March 31,
		2008			2007
	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value – Beginning of year	$10.420	$10.420	$9.770	$10.290	$10.290	$9.640

Income (Loss) From Operations
Net investment income(1)	$0.392	$0.318	$0.297	$0.410	$0.340	$0.316
Net realized and unrealized gain (loss)	(0.488)	(0.482)	(0.461)	0.134	0.127	0.129
Total income (loss) from operations	$(0.096)	$(0.164)	$(0.164)	$0.544	$0.467	$0.445

Less Distributions
From net investment income	$(0.394)	$(0.316)	$(0.296)	$(0.414)	$(0.337)	$(0.315)
Total distributions	$(0.394)	$(0.316)	$(0.296)	$(0.414)	$(0.337)	$(0.315)
Net asset value – End of year	$9.930	$9.940	$9.310	$10.420	$10.420	$9.770
Total Return(2)	(0.94)%	(1.59)%	(1.70)%	5.38%	4.60%	4.68%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$541,176	$6,512	$100,866	$367,010	$11,435	$81,411
Ratios (As a percentage of average daily
net assets):
Expenses excluding interest and fees	0.71%	1.46%	1.46%	0.78%	1.53%	1.53%
Interest and fee expense(3)	0.05%	0.05%	0.05%	0.10%	0.10%	0.10%
Total expenses before custodian fee	0.76%	1.51%	1.51%	0.88%	1.63%	1.63%
reduction
Expenses after custodian fee reduction
excluding interest and fees	0.70%	1.45%	1.45%	0.76%	1.51%	1.51%
Net investment income	3.84%	3.11%	3.10%	3.95%	3.27%	3.24%
Portfolio Turnover	39%	39%	39%	38%	38%	38%

NATIONAL LIMITED FUND FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
		2006
	Class A	Class B	Class C
Net asset value – Beginning of year	$10.210	$10.220	$9.580

Income (Loss) From Operations
Net investment income(1)	$0.411	$0.335	$0.313
Net realized and unrealized gain (loss)	0.078	0.068	0.059
Total income (loss) from operations	$0.489	$0.403	$0.372

Less Distributions
From net investment income	$(0.409)	$(0.333)	$(0.312)
Total distributions	$(0.409)	$(0.333)	$(0.312)
Net asset value – End of year	$10.290	$10.290	$9.640
Total Return(2)	4.88%	3.99%	3.93%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$180,401	$20,610	$77,379
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%	1.54%	1.54%
Interest and fee expense(3)	—	—	—
Total expenses before custodian fee reduction	0.79%	1.54%	1.54%
Expenses after custodian fee reduction excluding interest and	0.78%	1.53%	1.53%
fees
Net investment income	3.99%	3.25%	3.25%
Portfolio Turnover	48%	48%	48%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions.

CALIFORNIA LIMITED FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the California Limited Fund’s financial performance for the period(s) indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all distributions at net asset value. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm. The report of Deloitte & Touche LLP and CA Limited Fund’s financial statements are incorporated herein by reference and included in CA Limited Fund’s annual report, which is available on request.

			Year Ended March 31,
		2010			2009
	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value – Beginning of year	$9.290	$9.260	$8.980	$10.030	$10.000	$9.690

Income (Loss) From Operations
Net investment income(1)	$0.359	$0.294	$0.276	$0.376	$0.299	$0.290
Net realized and unrealized gain (loss)	0.655	0.647	0.636	(0.734)	(0.733)	(0.703)
Total income (loss) from operations	$1.014	$0.941	$0.912	$(0.358)	$(0.434)	$(0.413)

Less Distributions
From net investment income	$(0.374)	$(0.301)	$(0.292)	$(0.382)	$(0.306)	$(0.297)
Total distributions	$(0.374)	$(0.301)	$(0.292)	$(0.382)	$(0.306)	$(0.297)
Net asset value – End of year	$9.930	$9.900	$9.600	$9.290	$9.260	$8.980
Total Return(2)	11.04%	10.26%	10.25%	(3.67)%	(4.42)%	(4.35)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,432	$ 270	$2,328	$20,017	$ 860	$1,820
Ratios (As a percentage of average daily
net assets):
Expenses before custodian fee reduction	1.03%	1.78%	1.78%	0.94%	1.70%	1.70%
Expenses after custodian fee reduction	1.03%	1.78%	1.78%	0.93%	1.68%	1.68%
Net investment income	3.66%	3.04%	2.91%	3.87%	3.14%	3.12%
Portfolio Turnover	22%	22%	22%	7%	7%	7%

CALIFORNIA LIMITED FUND FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
	2008			2007
	Class A	Class B	Class C	Class A	Class B	Class C
Net asset value – Beginning of year	$10.410	$10.370	$10.050	$10.330	$10.300	$9.980

Income (Loss) From Operations
Net investment income(1)	$0.381	$0.304	$0.294	$0.378	$0.303	$0.280
Net realized and unrealized gain (loss)	(0.380)	(0.372)	(0.361)	0.082	0.068	0.082
Total income (loss) from operations	$0.001	$(0.068)	$(0.067)	$0.460	$0.371	$0.362

Less Distributions
From net investment income	$(0.381)	$(0.302)	$(0.293)	$(0.380)	$(0.301)	$(0.292)
Total distributions	$(0.381)	$(0.302)	$(0.293)	$(0.380)	$(0.301)	$(0.292)
Net asset value – End of year	$10.030	$10.000	$9.690	$10.410	$10.370	$10.050
Total Return(2)	0.00%(3)	(0.68)%	(0.69)%	4.52%	3.64%	3.67%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,615	$ 607	$1,449	$35,937	$ 770	$ 562
Ratios (As a percentage of average daily
net assets):
Expenses before custodian fee reduction	0.85%	1.60%	1.60%	0.93%	1.68%	1.68%
Expenses after custodian fee reduction	0.82%	1.57%	1.57%	0.90%	1.65%	1.65%
Net investment income	3.70%	2.96%	2.96%	3.65%	2.94%	2.78%
Portfolio Turnover	55%	55%	55%	32%	32%	32%

CALIFORNIA LIMITED FUND FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
		2006
	Class A	Class B	Class C
Net asset value – Beginning of period	$10.290	$10.260	$ 9.950

Income (Loss) From Operations
Net investment income(1)	$0.377	$0.298	$0.282
Net realized and unrealized gain (loss)	0.036	0.035	0.034
Total income (loss) from operations	$0.413	$0.333	$0.316

Less Distributions
From net investment income	$(0.373)	$(0.293)	$(0.286)
Total distributions	$(0.373)	$(0.293)	$(0.286)
Net asset value – End of period	$10.330	$10.300	$9.980
Total Return(2)	4.06%	3.28%	3.15%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,830	$ 2,687	$22
Ratios (As a percentage of average daily net
assets):
Expenses before custodian fee reduction	0.86%	1.61%	1.61%
Expenses after custodian fee reduction	0.84%	1.59%	1.59%
Net investment income	3.64%	2.89%	2.83%
Portfolio Turnover	28%	28%	28%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sale charges.
(3)	Amount is less than 0.01%.

EXPERTS

The financial statements incorporated in this Proxy Statement/Prospectus by reference from each Fund’s Annual Report for the year ended March 31, 2010 on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ____ day of ________, 2010, by and among Eaton Vance Investment Trust, a Massachusetts business trust (“Investment Trust”) on behalf of its series Eaton Vance California Limited Maturity Municipal Income Fund (“California Limited Fund”) and Investment Trust, on behalf of its series Eaton Vance National Limited Maturity Municipal Income Fund (“National Limited Fund”).

WITNESSETH

     WHEREAS, Investment Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as California Limited Fund and National Limited Fund), and the Trustees of Investment Trust have divided the shares of California Limited Fund and National Limited Fund into Class A, Class B and Class C shares (“California Limited Fund Shares” and “National Limited Fund Shares”);

     WHEREAS, Investment Trust desires to provide for the reorganization of California Limited Fund through the acquisition by National Limited Fund of substantially all of the assets of California Limited Fund in exchange for National Limited Fund Shares in the manner set forth herein; and

     WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”);

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.	Definitions
	1.1	The term “1933 Act” shall mean the Securities Act of 1933, as amended.
	1.2	The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.
	1.3	The term “Agreement” shall mean this Agreement and Plan of Reorganization.
1.4

The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and receivables of California Limited Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date. Included therein for the National Limited Fund Class B and Class C shall be the uncovered distribution charges under the California Limited Fund Class B and Class C Distribution Plans, or, if lower, the amount of contingent deferred sales charges that would be paid by all California Limited Class B and Class C shareholders if they redeemed on the Closing Date; such amount shall be treated as uncovered distribution charges under the National Limited Fund Class B and Class C

Distribution Plans.
	1.5	The term “Business Day” shall mean any day that the New York Stock Exchange is open.
	1.6	The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern time.
	1.7	The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

	1.8	The term “Closing Date” shall mean _______________, 2010, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.
	1.9	The term “Commission” shall mean the Securities and Exchange Commission.
	1.10	The term “Custodian” shall mean State Street Bank and Trust Company.
	1.11	The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.
1.12

The term “Investment Trust N-14” shall mean Investment Trust’s registration statement on Form N-14, including a Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers the National Limited Fund Shares to be issued in connection with this transaction.

1.13

The term “National Limited Fund Investment Trust N-1A” shall mean the registration statement, as amended, on Form N-1A of Investment Trust with respect to National Limited Fund in effect on the date hereof or on the Closing Date, as the context may require.

	1.14	The term “NYSE” shall mean the New York Stock Exchange.
1.15

The term “California Limited Fund Investment Trust N-1A” shall mean the registration statement, as amended, on Form N-1A of Investment Trust with respect to California Limited Fund in effect on the date hereof or on the Closing Date, as the context may require.

	1.16	The term “Proxy Statement” shall mean the Proxy Statement/Prospectus furnished to the California Limited Fund shareholders in connection with this transaction.
	1.17	The term “Securities List” shall mean the list of those securities and other assets owned by Investment Trust, on behalf of California Limited Fund, on the Delivery Date.
	1.18	The term “Valuation Date” shall mean the day of the Closing Date.
2.	Transfer and Exchange of Assets
2.1

Reorganization of California Limited Fund. At the Closing, subject to the requisite approval of the California Limited Fund’s shareholders and the terms and conditions set forth herein, Investment Trust shall transfer all of the assets of California Limited Fund and assign all Assumed Liabilities to National Limited Fund, and National Limited Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by National Limited Fund to California Limited Fund on the Closing Date of Class A, Class B and Class C National Limited Fund Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2. Upon delivery of the assets, National Limited Fund will receive good and marketable title thereto free and clear of all liens.

2.2

Computation of Net Asset Value. The net asset value per share of the National Limited Fund Shares and the net value of the assets of California Limited Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the National Limited Fund Shares shall be computed in the manner set forth in the National Limited Fund Investment Trust Form N-1A. In determining the value of the securities transferred by California Limited Fund to National Limited Fund, such assets shall be priced in accordance with the policies and procedures described in the National Limited Fund Investment Trust N-1A.

3.	Closing Date, Valuation Date and Delivery
3.1

Closing Date. The Closing shall be at the offices of Eaton Vance Management, Two International Place, Boston, MA 02110 immediately after the close of business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed in writing by the parties.

3.2

Valuation Date. Pursuant to Section 2.2, the net value of the assets of California Limited Fund and the net asset value per share of National Limited Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of Investment Trust with respect to California Limited Fund will be permanently closed, and sales of California Limited Fund Shares shall be suspended, as of the close of business of Investment Trust on the Valuation Date. Redemption requests thereafter received by Investment Trust with respect to California Limited Fund shall be deemed to be redemption requests for National Limited Fund Shares to be distributed to shareholders of California Limited Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.

In the event that trading on the NYSE or on another exchange or market on which securities held by the California Limited Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of Investment Trust, accurate appraisal of the net assets of California Limited Fund to be transferred hereunder or the assets of National Limited Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of Investment Trust, have been resumed without disruption. In such event, the Closing Date shall be postponed until one Business Day after the Valuation Date.
	3.3	Delivery of Assets. After the close of business on the Valuation Date, Investment Trust shall issue instructions providing for the delivery of all of its assets held on behalf of
California Limited Fund to the Custodian to be held for the account of National Limited
Fund, effective as of the Closing. National Limited Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.
	4.	California Limited Fund Distributions and Termination
	4.1	As soon as reasonably practicable after the Closing Date, Investment Trust shall pay or make provisions for the payment of all of the debts and taxes of California Limited Fund and distribute all remaining assets, if any, to shareholders of California Limited Fund, and
California Limited Fund shall thereafter be terminated under Massachusetts law.
At, or as soon as may be practicable following the Closing Date, Investment Trust on behalf of California Limited Fund shall distribute the Class A, Class B and Class C
National Limited Fund Shares it received from the National Limited Fund to the shareholders of the California Limited Fund and shall instruct National Limited Fund as to the amount of the pro rata interest of each of California Limited Fund’s shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Investment Trust), to be registered on the books of National Limited
Fund, in full and fractional National Limited Fund Shares, in the name of each such shareholder, and National Limited Fund agrees promptly to transfer the National Limited
Fund Shares then credited to the account of California Limited Fund on the books of

National Limited Fund to open accounts on the share records of National Limited Fund in the names of California Limited Fund shareholders in accordance with said instruction. Each California Limited Fund shareholder shall receive shares of the corresponding class of National Limited Fund to the class of California Limited Fund held by such shareholder. All issued and outstanding California Limited Fund Shares shall thereupon be canceled on the books of Investment Trust. National Limited Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.	California Limited Fund Securities
On the Delivery Date, Investment Trust on behalf of California Limited Fund shall deliver the
Securities List and tax records. Such records shall be made available to National Limited Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that California Limited Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a series of an open-end, management investment company.
6.	Liabilities and Expenses
National Limited Fund shall acquire all liabilities of California Limited Fund, whether known or unknown, or contingent or determined. Investment Trust will discharge all known liabilities of
California Limited Fund, so far as may be possible, prior to the Closing Date. California Limited
Fund shall bear the expenses of carrying out this Agreement.
7.	Investment Trust Representations and Warranties
Investment Trust, on behalf of California Limited and National Limited Funds, hereby represents, warrants and agrees as follows:
7.1

Legal Existence. Investment Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Each of California Limited Fund and National Limited Fund is a validly existing series of Investment Trust. Investment Trust is authorized to issue an unlimited number of shares of beneficial interest of National Limited Fund.

	7.2	Registration under 1940 Act. Investment Trust is duly registered as an open-end management investment company under the 1940 Act and such registration is in full force and effect.
7.3

Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of California Limited Fund dated March 31, 2010 and National Limited Fund dated March 31, 2010, fairly present the financial condition of California Limited Fund and National Limited Fund as of said dates in conformity with generally accepted accounting principles.

7.4

No Contingent Liabilities. There are no known contingent liabilities of California Limited Fund or National Limited Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Investment Trust threatened, against California Limited Fund or National Limited Fund which would materially affect its financial condition.

7.5

Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Investment Trust by vote taken at a meeting of such Board duly called and held on August 9, 2010. No approval of the shareholders of National Limited Fund is required in connection with this Agreement or the transaction contemplated hereby. The Agreement has been executed and delivered by a duly authorized officer of Investment Trust and is a valid and legally binding obligation of each of California Limited Fund and National Limited Fund enforceable in accordance with its terms.

7.6

No Material Violations. Investment Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of its Declaration of Trust or By-Laws, as each may be amended, of Investment Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Investment Trust is a party or by which it is bound.

7.7

Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on California Limited Fund or National Limited Fund, each of California Limited Fund and National Limited Fund has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of California Limited Fund and National Limited Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8	Good and Marketable Title. On the Closing Date, California Limited Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to
National Limited Fund. Upon delivery of such assets, National Limited Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which National Limited Fund has notice and necessary documentation at or prior to the time of delivery.
7.9	National Limited Fund Investment Trust N-1A Not Misleading. The National Limited Fund
Investment Trust N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
7.10	Proxy Statement. The Proxy Statement delivered to the California Limited Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.
7.11	Books and Records. Each of California Limited Fund and National Limited Fund have maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.	Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

	8.1	Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing
Date.

	8.2	Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of California Limited Fund
Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Investment Trust.

	8.3	Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

	8.4	Registration Statement. The Investment Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such Investment Trust N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Proxy Statement has been delivered to each shareholder of record of the California Limited Fund as of August 19, 2010 in accordance with the provisions of the 1934 Act and the rules thereunder.

	8.5	Declaration of Dividend. Investment Trust shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to
California Limited Fund shareholders all of California Limited Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) for the final taxable period of California Limited Fund, all of its net capital gain realized in the final taxable period of California Limited Fund (after reduction for any capital loss carryforward) and all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the final taxable period of
California Limited Fund.

	8.6	State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

	8.7	Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the
Closing Date.

	8.8	Due Diligence. National Limited Fund shall have had reasonable opportunity to have its officers and agents review the records of California Limited Fund.

	8.9	No Material Adverse Change. From the date of this Agreement, through the Closing
Date, there shall not have been:

• any change in the business, results of operations, assets or financial condition or the manner of conducting the business of California Limited Fund or National
Limited Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

• any loss (whether or not covered by insurance) suffered by California Limited
Fund or National Limited Fund materially and adversely affecting of California
Limited Fund or National Limited Fund, other than depreciation of securities;

• issued by Investment Trust to any person any option to purchase or other right to acquire shares of any class of California Limited Fund or National Limited Fund
Shares (other than in the ordinary course of Investment Trust’s business as an open-end management investment company);

• any indebtedness incurred by California Limited Fund or National Limited Fund for borrowed money or any commitment to borrow money entered into by
California Limited Fund or National Limited Fund except as permitted in
California Limited Fund Investment Trust N-1A or National Limited Fund
Investment Trust N-1A and disclosed in financial statements required to be provided under this Agreement;

• any amendment to the Declaration of Trust or By-Laws of Investment Trust that will adversely affect the ability of Investment Trust to comply with the terms of this
Agreement; or

• any grant or imposition of any lien, claim, charge or encumbrance upon any asset of California Limited Fund except as provided in California Limited Fund
Investment Trust N-1A so long as it will not prevent Investment Trust from complying with Section 7.8.

8.10	Lawful Sale of Shares. On the Closing Date, National Limited Fund Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Investment Trust, and conform in all substantial respects to the description thereof contained in the Investment Trust N-14 and Proxy Statement furnished to the California Limited Fund shareholders and the
National Limited Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Investment Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

8.11	Documentation and Other Actions. Investment Trust shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

9.	Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to
Eaton Vance Investment Trust, Two International Place, Boston, MA 02110 (Attention: Chief
Legal Officer), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

10.	Termination

This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Sections 7 or 8 hereof have not been performed or do not exist on or before December 31, 2010. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders)
shall have any liability to the other.

11.	Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the
Commonwealth of Massachusetts. Investment Trust represents that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
Investment Trust represents that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

12.	Amendments

At any time prior to or after approval of this Agreement by California Limited Fund shareholders (i)
the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of National Limited Fund Shares to be received by California Limited Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.	Massachusetts Business Trust

References in this Agreement to Investment Trust mean and refer to the Trustees from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of
Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Investment Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of Investment Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the Trust as provided in such Declaration of Trust. No series of Investment Trust shall be liable for the obligations of any other series.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:	EATON VANCE INVESTMENT TRUST
(on behalf of Eaton Vance California Limited Municipal
Income Fund)

________________________________	By:_______________________________________
Maureen A. Gemma, Secretary	Cynthia J. Clemson, President

EATON VANCE INVESTMENT TRUST
(on behalf of Eaton Vance National Limited Maturity
Municipal Income Fund)

________________________________	By:________________________________________
Maureen A. Gemma, Secretary	Cynthia J. Clemson, President

Appendix B

Annual Report

Management's Discussion of Fund Performance

Eaton Vance Limited Maturity Municipal Income Funds as of March 31, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions

During the year ending March 31, 2010, the U.S. economy and the capital markets remained relatively stable, despite continued high unemployment and concerns over the U.S. budget. After contracting slightly in the second quarter of 2009, the U.S. economy grew at annualized rates of 2.2% and 5.7% in the third and fourth quarters of 2009, respectively, and an estimated 3.2% in the first quarter of 2010, according to the U.S. Department of Commerce.

During the 12-month period, the municipal bond market continued to post solid positive performance, driven by demand from investors seeking tax-free income. The Funds’ primary benchmark, the Barclays Capital 7-Year Municipal Bond Index (the Index)—an unmanaged index of intermediate-maturity municipal obligations—gained 6.49% for the period.1 The appetite for municipal bonds continued to be buoyed by provisions in the American Recovery and Reinvestment Act of 2009 aimed at supporting the municipal market. The new Build America Bond program gave municipal issuers broader access to the taxable debt markets, providing the potential for lower net borrowing costs and reducing the supply of traditional tax-exempt bonds. The federal stimulus program also provided direct cash subsidies to municipalities that were facing record budget deficits. The result of these events was a rally in the latter half of 2009 for the sector as yields fell and prices rose across the yield curve. In the first three months of 2010, the market has been relatively unchanged.

Management Discussion

During the year ending March 31, 2010, the Funds’ Class A shares at net asset value outperformed the Index and their Lipper peer group averages.1 Management’s relative value approach worked well during this period, as bonds that we felt were oversold were acquired during the market’s low points and performed well when the market recovered. In addition, the Funds were diversified across the yield curve, providing exposure to the longer-maturity bonds within the intermediate-maturity spectrum. These longer bonds outperformed as investors found short-term yields unacceptable and moved into the intermediate sector; as a result, the Funds’ exposure to these securities contributed to their outperformance. Finally, management’s investment down the credit spectrum and higher allocations to revenue bonds also contributed positively to the Funds’ relative performance.

As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to monitor any new developments as state and local officials formulate solutions to address these fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Funds with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, will serve municipal investors well over the long term.

Effective December 1, 2009, each Fund changed its name from Eaton Vance [AMT-Free/National] Limited Maturity Municipals Fund to Eaton Vance [AMT-Free/ National] Limited Maturity Municipal Income Fund.

1 It is not possible to invest directly in an Index or a Lipper classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total returns are the average total returns, at net asset value, of the funds that are in the same Lipper Classification as the Funds.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance National Limited Maturity Municipal Income Fund a s o f M a r c h 3 1 , 2 0 1 0
P E R F O R M A N C E I N F O R M A T I O N

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital 7-Year Municipal Bond Index, an unmanaged market index of intermediate-maturity municipal obligations. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and in the Barclays Capital 7-Year Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EXNAX	ELNAX	EZNAX	EINAX
Average Annual Total Returns (at net asset value)
One Year	13.22%	12.50%	12.39%	N.A.
Five Years	3.65	2.87	2.86	N.A.
10 Years	4.64	3.85	3.85	N.A.
Life of Fund†	4.56	4.02	3.43	0.17%††
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.70%	9.50%	11.39%	N.A.
Five Years	3.17	2.87	2.86	N.A.
10 Years	4.40	3.85	3.85	N.A.
Life of Fund†	4.39	4.02	3.43	0.17%††

†Inception dates: Class A: 6/27/96; Class B: 5/22/92; Class C: 12/8/93; Class I: 10/1/09 Performance is cumulative since inception of share class.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	0.74%	1.49%	1.49%	0.59%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	3.95%	3.18%	3.18%	4.10%
Taxable-Equivalent Distribution Rate[3,4]	6.08	4.89	4.89	6.31
SEC 30-day Yield[5]	3.06	2.37	2.38	3.29
Taxable-Equivalent SEC 30-day Yield[4,5]	4.71	3.65	3.66	5.06

Index Performance[6] (Average Annual Total Returns)
Barclays Capital 7-Year Municipal Bond Index
One Year		6.49%
Five Years		5.05
10 Years		5.55

Lipper Averages[7] (Average Annual Total Returns)
Lipper Intermediate Municipal Debt Funds Classification
One Year		8.34%
Five Years		3.78
10 Years		4.51

Portfolio Manager: William H. Ahern, Jr., CFA

Comparison of Change in Value of a $10,000 Investment in Eaton Vance National Limited Maturity Municipal Income Fund Class B vs. Barclays Capital 7-Year Municipal Bond Index*

*Source: Lipper, Inc. Class B of the Fund commenced investment operations 5/22/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C 3/31/00 and Class I on 10/1/09 (commencement of operations) would have been valued at $15,743 ($15,382 at the maximum offering price), $14,594, $10,017, respectively, on 3/31/10. It is not possible to invest directly in an Index The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated Bond values decline as interest rates rise. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2% - 3rd year; 1% - 4th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. 2 Source: Prospectus dated 8/1/09, as supplemented. Includes interest expense of 0.02% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 35.00% federal income tax rate. A lower tax rate would result in lower tax-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Intermediate Municipal Debt Funds Classification contained 160, 126 and 75 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Eaton Vance National Limited Maturity Municipal Income Fund as of March 31, 2010

PORTFOLIO COMPOSITION

Rating Distribution*1

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution as of 3/31/10 is as follows:

AAA	19.1%	B	0.9%
AA	23.7%	CCC	0.2%
A	32.0%	Not Rated	7.0%
BBB	17.1%

Fund Statistics2

s Number of Issues:	248
s Average Maturity:	11.4 years
s Average Effective Maturity:	8.2 years
s Average Call Protection:	7.0 years
s Average Dollar Price:	$103.55
s RIB Leverage[3] :	0.8%

1 Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

3The Fund employs residual interest bond (RIB) financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value).

See Note 1I to the financial statements for more information on RIB investments. RIB leverage represents the amount of RIB Floating Rate Notes outstanding at 3/31/10 as a percentage of the Fund’s net assets plus Floating Rate Notes.

APPENDIX C

OUTSTANDING SHARES AND 5% HOLDERS

Shareholders are entitled to the number of votes equal to the number of shares held by such shareholder. As of the Record Date, the number of shares outstanding of the CA Limited Fund Class A shares, Class B shares and Class C shares were 2,409,241, 25,197, and 237,865, respectively, and the number of shares outstanding of National Limited Fund Class A shares, Class B shares and Class C shares were 40,246,305, 581,454, and 15,817,380, respectively. National Limited Fund shareholders are not voting on the proposal.

As of the Record Date, the following person(s) held the share percentage of CA Limited Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

California Limited
Class A shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	32.83%
Morgan Stanley Smith Barney	Jersey City, NJ	7.55%

California Limited
Class B shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	60.68%
LPL Financial	San Diego, CA	17.05%
Stifel Nicolaus & Co. Inc.	St. Louis, MO	5.17%

California Limited
Class C shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	46.29%
Morgan Stanley Smith Barney	Jersey City, NJ	14.30%
First Clearing, LLC FBO Bridges Family Trust	Mission Viejo, CA	5.24%

As of the Record Date, the following person(s) held the share percentage of National Limited Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

National Limited
Class A shares
Pershing LLC	Jersey City, NJ	11.30%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	8.30%
American Enterprise Investment Service	Minneapolis, MN	6.43%
Morgan Stanley Smith Barney	Jersey City, NJ	6.38%

National Limited
Class B shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	24.78%
Morgan Stanley Smith Barney	Jersey City, NJ	7.80%

National Limited
Class C shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	31.86%

C-1

Assuming the Reorganization was consummated on the Record Date, such persons would hold the following share percentages of the given class of shares in the combined fund:

Class A shares
Pershing LLC	Jersey City, NJ	10.84%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	9.68%
Morgan Stanley Smith Barney	Jersey City, NJ	6.45%
American Enterprise Investment Service	Minneapolis, MN	6.24%

Class B shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	26.26%
Morgan Stanley Smith Barney	Jersey City, NJ	7.48%
LPL Financial	San Diego, CA	0.70%
Stifel Nicolaus & Co. Inc.	St. Louis, MO	0.21%

Class C shares
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Jacksonville, FL	32.08%
Morgan Stanley Smith Barney	Jersey City, NJ	5.06%
First Clearing, LLC FBO Bridges Family Trust	Mission Viejo, CA	0.08%

As of August 19, 2010, to the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of CA Limited Fund or National Limited Fund. The Trustees and officers of the Trust individually and as a group owned beneficially less than 1% of the outstanding shares of each Fund as of that date.

C-2

EATON VANCE INVESTMENT TRUST Eaton Vance National Limited Maturity Municipal Income Fund

Two International Place Boston, Massachusetts 02110

STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2010

     This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Eaton Vance California Limited Maturity Municipal Income Fund (“California Limited Fund”) into Eaton Vance National Limited Maturity Municipal Income Fund (“National Limited Fund”), whereby California Limited Fund will transfer substantially all of its assets to National Limited Fund, and shareholders in California Limited Fund will receive shares of National Limited Fund, in exchange for their California Limited Fund shares. This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein (legally forms a part of the SAI):

(1)	The audited financial statements of (a) California Limited Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended March 31, 2010, previously filed on EDGAR, Accession Number 0000950135-10-052908 and (b) National Limited Fund included in the Annual Report to Shareholders of the Fund for the fiscal year ended March 31, 2010, previously filed on EDGAR, Accession Number 0000950135-10-052908.

(2)	The Statement of Additional Information of California Limited Fund, dated August 1, 2010, filed herewith.

(3)	The Statement of Additional Information of National Limited Fund, dated August 1, 2010, filed herewith.

This SAI is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated August 31, 2010 relating to the above-referenced matter. A copy of the Proxy Statement/ Prospectus may be obtained by calling Eaton Vance Distributors, Inc. at (800) 262-1122.

Pro Forma Financial Statements

     Because the net asset value of California Limited Fund is less than 10 percent of the net asset value of National Limited Fund as of ^July 30, 2010, no pro forma financial statements are required or provided per Rule 11-01 of Regulation S-X.

PART C OTHER INFORMATION

Item 15.   Indemnification

     Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

     The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

     The advisory agreements of the Registrant provide the investment adviser limitation of liability to the Trust and its shareholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement.

     The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16.   Exhibits

(1)	(a)	Amended and Restated Declaration of Trust of Eaton Vance Investment Trust dated
January 11, 1993, filed as Exhibit (1)(a) to Post-Effective Amendment No. 34 filed
July 13, 1995 (Accession No. 0000950156-95-000496) and incorporated herein by reference. As used herein, references to Post-Effective Amendments are to post-
effective amendments to the Registrant’s registration statement on Form N-1A.

	(b)	Amendment dated June 23, 1997 to the Declaration of Trust filed as Exhibit (1)(b)
to Post-Effective Amendment No. 39 filed March 25, 1998 (Accession No.
000590156-98-000284) and incorporated herein by reference.

	(c)	Amendment dated August 11, 2008 to the Declaration of Trust filed as Exhibit
(a)(3) to Post-Effective Amendment No. 54 filed July 23, 2009 (Accession No.
0000940394-09-000557) and incorporated herein by reference.

	(d)	Amended and Restated Establishment and Designation of Series of Shares of
Beneficial Interest, Without Par Value (as amended and restated effective April 26,
2010) filed as Exhibit (a)(3) to Post-Effective Amendment No. 56 filed May 26,
2010 (Accession No. 0000940394-10-000520) and incorporated herein by reference.

(2)	(a)	By-Laws as amended March 30, 1992 filed as Exhibit (2)(a) to Post-Effective
Amendment No. 34 filed July 13, 1995 (Accession No. 0000950156-95-000493)
and incorporated herein by reference.

	(b)	Amendment to By-Laws dated December 13, 1993 filed as Exhibit (2)(b) to Post-
Effective Amendment No. 35 filed July 13, 1995 (Accession No. 0000950156-95-
000493) and incorporated herein by reference.

	(c)	Amendment to By-Laws dated June 18, 2002 filed as Exhibit (b)(3) to Post-
Effective Amendment No. 46 filed July 23, 2003 (Accession No. 0000940394-03-
000522) and incorporated herein by reference.

	(d)	Amendment to By-Laws dated February 7, 2005 filed as Exhibit (b)(4) to Post-
Effective Amendment No. 49 filed May 26, 2005 (Accession No. 0000940394-05-
000679) and incorporated herein by reference.

	(e)	Amendment to By-Laws dated December 11, 2006 filed as Exhibit (b)(5) to Post-
Effective Amendment No. 52 filed July 26, 2007 (Accession No. 0000940394-07-
000789) and incorporated herein by reference.

	(f)	Amendment to By-Laws dated August 11, 2008 filed as Exhibit (b)(6) to Post-
Effective Amendment No. 54 filed July 23, 2009 (Accession No. 0000940394-09-
000557) and incorporated herein by reference.

(3)		Voting Trust Agreement – not applicable.

(4)		Form of Agreement and Plan of Reorganization by and between Eaton Vance
Investment Trust, on behalf of its series Eaton Vance California Limited Maturity
Municipal Income Fund – filed as Appendix A to the Proxy Statement/Prospectus.

(5)		Shareholders rights are set forth in the Registrant’s Amended and Restated
Declaration of Trust and By-Laws referenced in Items 16(1) and 16(2) above.

(6)		Investment Advisory Agreements with Boston Management and Research for Eaton
Vance California Limited Maturity Municipals Fund, Eaton Vance Florida Limited
Maturity Municipals Fund, Eaton Vance Massachusetts Limited Maturity
Municipals Fund, Eaton Vance National Limited Maturity Municipals Fund, Eaton
Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York
Limited Maturity Municipals Fund, Eaton Vance Ohio Limited Maturity
Municipals Fund and Eaton Vance Pennsylvania Limited Maturity Municipals Fund
filed as Exhibit (d) to Post-Effective Amendment No. 49 filed May 26, 2005
(Accession No. 0000940394-05-000679) and incorporated herein by reference.

(7)	(a)	Distribution Agreement between Eaton Vance Investment Trust and Eaton Vance
Distributors, Inc. effective June 23, 1997 with attached Schedule A effective June
23, 1997 filed as Exhibit (6)(a) to Post-Effective Amendment No. 39 filed March
25, 1998 (Accession No. 0000950156-98-000284) and incorporated herein by reference.

	(b)	Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized
Dealers filed as Exhibit (e)(2) to Post-Effective Amendment No. 85 of Eaton Vance
Special Investment Trust (File Nos. 2-27962, 811-01545) filed April 26, 2007
(Accession No. 0000940394-07-000430) and incorporated herein by reference.

(8)		The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc.,
Release No. IC-20671 (November 1, 1994).

(9)	(a)	Custodian Agreement with Investors Bank & Trust Company dated April 15, 1994 filed as Exhibit (8) to Post-Effective Amendment No. 34 and incorporated herein by reference.

	(b)	Amendment to Custodian Agreement with Investors Bank & Trust Company dated
October 23, 1995 filed as Exhibit (8)(b) to Post-Effective Amendment No. 35 filed
March 29, 1996 (Accession No. 0000950156-96-000334) and incorporated herein by reference.

	(c)	Amendment to Master Custodian Agreement with Investors Bank & Trust
Company dated December 21, 1998 filed as Exhibit (g)(3) to Post-Effective
Amendment No. 78 of Eaton Vance Municipals Trust (33-572, 811-04409) filed
January 25, 1999 (Accession No. 0000950156-99-000050) and incorporated herein by reference.

	(d)	Extension Agreement dated August 31, 2005 to the Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit (j)(2) to the Eaton Vance
Tax-Managed Global Buy-Write Opportunities Fund N-2, Pre-Effective
Amendment No. 2 (File Nos. 333-123961, 811-21745) filed September 26, 2005
(Accession No. 0000940394-05-005528) and incorporated herein by reference.

	(e)	Delegation Agreement dated December 11, 2000 with Investors Bank & Trust
Company filed as Exhibit (j)(d) to the Eaton Vance Prime Rate Reserves N-2,
Amendment No. 5 (File Nos 333-32276, 811-05808) filed April 3, 2001 (Accession
No. 0000940394-01-500125) and incorporated herein by reference.

(10)	(a)	Eaton Vance Investment Trust Class A Distribution Plan adopted June 23, 1997 and amended April 24, 2006 with attached Schedule A filed as Exhibit (m)(1) to Post-
Effective Amendment No. 51 filed July 27, 2006 (Accession No. 0000940394-06-
000678) and incorporated herein by reference.

	(b)	Eaton Vance Investment Trust Class B Distribution Plan adopted June 23, 1997 with attached Schedule A effective June 23, 1997 filed as Exhibit (15)(b) to Post-
Effective Amendment No. 39 filed March 25, 1998 (Accession No. 0000950156-98-
000284) and incorporated herein by reference.

	(c)	(i) Eaton Vance Investment Trust Class C Distribution Plan adopted June 23,
1997 with attached Schedule A effective June 23, 1997 filed as Exhibit
(15)(c) to Post-Effective Amendment No. 39 filed March 25, 1998
(Accession No. 0000950156-98-000284) and incorporated herein by reference.

	(c)	(ii)	Amended Schedule A effective November 14, 2005 to Class C Distribution
Plan adopted June 23, 1997 filed as Exhibit (m)(3)(b) to Post-Effective
Amendment No. 51 filed July 27, 2006 (Accession No. 0000940394-06-
000678) and incorporated herein by reference.

	(d)	(i)	Amended and Restated Multiple Class Plan for Eaton Vance Funds dated
August 6, 2007 filed as Exhibit (n) to Post-Effective Amendment No. 128 of
Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-4015)
(Accession No. 0000940394-07-000956) filed August 10, 2007 and incorporated herein by reference.

		(ii)	Schedule A effective April 1, 2010 filed as Exhibit (n)(2) to Post-Effective
Amendment No. 102 of Eaton Vance Special Investment Trust (File Nos. 2-
27962 and 811-1545) filed March 29, 2010 (Accession No. 0000940394-10-
000325) and incorporated herein by reference.

		(iii)	Schedule B effective June 1, 2010 to Amended and Restated Multiple Class
Plan filed as Exhibit (n)(3) to Post-Effective Amendment No. 56 Filed May
26, 2010 (Accession No. 0000940394-10-000520) and incorporated herein by reference.

		(iv)	Schedule C effective June 1, 2010 to Amended and Restated Multiple Class
Plan filed as Exhibit (n)(4) to Post-Effective Amendment No. 56 filed May
26, 2010 (Accession No. 0000940394-10-000520) and incorporated herein by reference.

(11)		Opinion and Consent of Counsel as to legality of securities being registered by
Registrant filed as Exhibit (11) to the initial filing of this Registration Statement on
Form N-14 filed July 20, 2010 (Accession No. 0000940394-10-000728) and incorporated herein by reference.

(12)		Opinion of K&L Gates LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/ Prospectus – to be filed by amendment.

(13)	(a)	(i)	Amended Administrative Services Agreement between Eaton Vance
Investment Trust (on behalf of each of its series) and Eaton Vance
Management dated June 19, 1995 with attached schedules (including
Amended Schedule A) filed as Exhibit (9) to Post-Effective Amendment No
34 filed July 13, 1995 (Accession No. 0000950156-95-000493) and incorporated herein by reference.

		(ii)	Amendment to Schedule A dated June 23, 1997 to the Amended
Administrative Services Agreement dated June 19, 1995 filed as Exhibit
(9)(a)(1) to Post-Effective Amendment No. 39 filed March 25, 1998 and incorporated herein by reference.

	(b)	(i) Transfer Agency Agreement dated as of August 1, 2008 filed as Exhibit
(h)(1) to Post-Effective Amendment No. 70 of Eaton Vance Series Trust II
(File Nos. 02-42722, 811-02258) filed October 27, 2008 (Accession No.
0000940394-08-001324) and incorporated herein by reference.

(ii) Amendment to Schedule A dated June 23, 1997 to the Amended
Administrative Services Agreement dated June 19, 1995 filed as Exhibit
(9)(a)(1) to Post-Effective Amendment No. 39 filed March 25, 1998
(Accession No. 0000950156-98-000284) and incorporated herein by reference.

	(c)	(i) Transfer Agency Agreement dated as of August 1, 2005 filed as Exhibit
(h)(3) to Post-Effective Amendment No. 109 of Eaton Vance Mutual Funds
Trust (File Nos. 02-90946, 811-04015) filed August 25, 2005 (Accession
No. 0000940394-05-000983) and incorporated herein by reference.

(ii) Red Flag Services Amendment to the Transfer Agency Agreement effective
May 1, 2009 with attached Schedule A effective April 30, 2009 filed as
Exhibit (h)(2)(b) to Post-Effective Amendment No. 31 of Eaton Vance
Municipals Trust II (File Nos. 33-71320, 811-8134)filed May 28, 2009
(Accession No. 0000940394-09-000411) and incorporated herein by reference.

	(d)	Sub-Transfer Agency Services Agreement effective August 1, 2005 between PFPC
Inc. and Eaton Vance Management filed as Exhibit (h)(4) to Post-Effective
Amendment No. 109 of Eaton Vance Mutual Funds Trust (File Nos. 02-90946, 811-
04015) filed August 25, 2005 (Accession No. 0000940394-05-000983) and
incorporated herein by reference.

(14)		Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance California Limited Maturity Municipal Income Fund
and Eaton Vance National Limited Maturity Municipal Income Fund filed herewith.

(15)		Omitted Financial Statements – not applicable

(16)		Power of Attorney for N-14 of Eaton Vance Investment Trust dated June 7, 2010 filed as Exhibit (16) to the initial filing of this Registration Statement on Form N-14 filed July 20, 2010 (Accession No. 0000940394-10-000728) and incorporated herein by reference.

(17)	(a)	(i) Prospectus dated August 1, 2010, of Eaton Vance California Limited
Maturity Municipal Income Fund filed herewith.

(ii) Statement of Additional Information dated August 1, 2010, of Eaton Vance
California Limited Maturity Municipal Income Fund filed herewith.

(iii) Prospectus dated August 1, 2010, of Eaton Vance National Limited Maturity
Municipal Income Fund filed herewith.

	(iv)	Statement of Additional Information dated August 1, 2010, of Eaton Vance
National Limited Maturity Municipal Income Fund filed herewith.

(b)	(i)	Eaton Vance California Limited Maturity Municipal Income Fund Annual
Report to Shareholders for the period ended March 31, 2010 filed as Exhibit
(17)(b)(i) to the initial filing of this Registration Statement on Form N-14 filed July 20, 2010 (Accession No. 0000940394-10-000728) and incorporated herein by reference.

	(ii)	Eaton Vance National Limited Maturity Municipal Income Fund Annual
Report to Shareholders for the period ended March 31, 2010 filed as Exhibit
(17)(b)(ii) to the initial filing of this Registration Statement on Form N-14 filed July 20, 2010 (Accession No. 0000940394-10-000728) and incorporated herein by reference.

(c)	Proxy Card filed herewith.

Item 17.   Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933 (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

     As required by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Boston, and the Commonwealth of Massachusetts on the 27th day of August, 2010.

EATON VANCE INVESTMENT TRUST /s/ Cynthia J. Clemson Cynthia J. Clemson President

     Pursuant to the requirements of Section 6(a) of the 1933 Act, this Registration Statement has been signed below by the Registrant’s Principal Executive Officer, Principal Financial and Accounting Officer and a majority of its Trustees on the date indicated:

Signatures	Title	Date

/s/ Cynthia J. Clemson
Cynthia J. Clemson	President (Chief Executive Officer)	August 27, 2010

/s/ Barbara E. Campbell	Treasurer (Principal Financial
Barbara E. Campbell	and Accounting Officer	August 27, 2010

Benjamin C. Esty*
Benjamin C. Esty	Trustee	August 27, 2010

Thomas E. Faust Jr.*
Thomas E. Faust Jr.	Trustee	August 27, 2010

Allen R. Freedman*
Allen R. Freedman	Trustee	August 27, 2010

William H. Park*
William H. Park	Trustee	August 27, 2010

Ronald A. Pearlman*
Ronald A. Pearlman	Trustee	August 27, 2010

Helen Frame Peters*
Helen Frame Peters	Trustee	August 27, 2010

Heidi L. Steiger*
Heidi L. Steiger	Trustee	August 27, 2010

Lynn A. Stout*
Lynn A. Stout	Trustee	August 27, 2010

Ralph F. Verni*
Ralph F. Verni	Trustee	August 27, 2010

*By: /s/ Maureen A. Gemma
Maureen A. Gemma
(As Attorney-in-fact)

EXHIBIT INDEX

     The following exhibits are filed as a part of this Registration Statement:

Exhibit Number	Description

(14)	Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance California Limited Maturity Municipal Income Fund and
Eaton Vance National Limited Maturity Municipal Income Fund

(17) (a) (i)	Prospectus dated August 1, 2010, of Eaton Vance California Limited Maturity
Municipal Income Fund

(ii)	Statement of Additional Information dated August 1, 2010, of Eaton Vance California
Limited Maturity Municipal Income Fund

(iii)	Prospectus dated August 1, 2010, of Eaton Vance National Limited Maturity
Municipal Income Fund

(iv)	Statement of Additional Information dated August 1, 2010, of Eaton Vance National
Limited Maturity Municipal Income Fund

(c)	Proxy Card